UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meetings of Shareholders of WGL Holdings, Inc. and Washington Gas Light Company were held on March 6, 2014.

WGL Holdings, Inc.

At the WGL Holdings, Inc. 2014 Annual Meeting held on March 6, 2014, of the 51,859,010 shares outstanding and entitled to vote, 45,721,037 were represented, constituting a 88.16% quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	All of the board’s nominees for director were elected to the Board of Directors of WGL Holdings, Inc. to serve until the company’s 2014 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Withheld	Abstain	Broker Non-Votes

Michael Barnes	33,774,542	0	1,613,430	0	10,333,065
George P. Clancy, Jr.	33,995,336	0	1,392,636	0	10,333,065
James W. Dyke, Jr.	35,011,648	0	376,324	0	10,333,065
Melvyn J. Estrin	34,027,506	0	1,360,466	0	10,333,065
Nancy C. Floyd	35,061,754	0	326,218	0	10,333,065
Linda R. Gooden	35,050,005	0	337,967	0	10,333,065
James F. Lafond	35,052,170	0	335,802	0	10,333,065
Debra L. Lee	33,789,430	0	1,598,542	0	10,333,065
Terry D. McCallister	33,375,545	0	2,012,427	0	10,333,065

Item No. 2:	The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes

29,194,940	5,584,453	608,579	10,333,065

Item No. 3:	The appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal 2014 was ratified by the shareowners, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes

44,070,293	1,477,222	173,522	0

Washington Gas Light Company

At the Washington Gas Light Company 2014 Annual Meeting held on March 6, 2014, of the 46,760,136 shares outstanding and entitled to vote, 46,479,536 were represented, constituting a 99% quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	All of the board’s nominees for director were elected to the Board of Directors of Washington Gas Light Company to serve until the company’s 2014 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Withheld	Abstain	Broker Non-Votes

Michael Barnes	46,479,536	0	0	0	0
George P. Clancy, Jr.	46,479,536	0	0	0	0
James W. Dyke, Jr.	46,479,536	0	0	0	0
Melvyn J. Estrin	46,479,536	0	0	0	0
Nancy C. Floyd	46,479,536	0	0	0	0
Linda R. Gooden	46,479,536	0	0	0	0
James F. Lafond	46,479,536	0	0	0	0
Debra L. Lee	46,479,536	0	0	0	0
Terry D. McCallister	46,479,536	0	0	0	0

Item No. 2:	The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

46,479,536	0	0	0

Item No. 3:	The appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal 2014 was ratified by the shareowners, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

46,479,536	0	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. and Washington Gas Light Company (Registrants)

Date: March 11, 2014	/s/ William R. Ford
William R. Ford
Vice President and Chief Accounting Officer
(Principal Accounting Officer)